Lord Abbett                            Developing
                                  Growth Fund


                                                              1998 Annual Report

                               [GRAPHIC: Three Blocks, A, B and C]

                                                  A portfolio of small companies
                                                  with big growth potential

                                    [LOGO](R)

                       Lord Abbett Developing Growth Fund


                                         A Tradition of
                                   Performance

"Lord Abbett Developing Growth Fund can't seem to do any wrong these days...It has become a superstar in its category...[and is] one of the best offerings in the small-growth category... Resilience, combined with the fund's high returns, makes it an outstanding small-growth choice."

                                     Morningstar Mutual Funds, November 21, 1997

--------------------------------------------------------------------------------
Do Small-Cap Stocks Have       Just as there are different types of
a Place in Your Portfolio?     investors--with unique goals, strategies and time
                               horizons--there are different types of securities to help them pursue their objectives. Look at equities: "large-cap" stocks (companies with market capitalizations in excess of $5 billion) behave differently than "small-cap" stocks
                               (companies with market capitalizations of $750 million or less). Year-to-year volatility is higher for small-cap stocks, but, as the chart below illustrates, small stocks have provided double-digit average annual returns each of the last six decades.

                               Average Annual Returns During Each Decade(1)

   [The following table was depicted as a bar chart in the printed material.]

                     Small-cap stocks        Large-cap stocks
                     ----------------        ----------------

            1940s           20.7%                  9.2%
            1950s           16.9%                 19.4%
            1960s           15.5%                  7.8*
            1970s           11.5%                  5.9*
            1980s           15.8%                 17.6*
            1990s*          16.5%                 16.6*

*1990-1997
                               Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These securities offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio of securities, these stocks may provide investors with added growth potential to help them achieve their goals.

--------------------------------------------------------------------------------
Average Annual                 The average annual rates of total return,
Total Returns                  computed using the SEC-required formula and
                               reflecting the deduction of the Class A share maximum sales charge of 5.75% for the periods ended 12/31/97 were:

   [The following table was depicted as a bar chart in the printed material.]

                       1 year            23.30%
                       5 years           21.26%
                      10 years           15.95%

                               Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                               (1) Source: (C) Computed using data from Stocks,
                                   Bonds, Bills, & Inflation 1998 Yearbook(TM),
                                   Ibbotson Associates, Chicago (annually
                                   updates work by Roger G. Ibbotson and Rex
                                   Sinquefield). Used with permission. All
                                   rights reserved. This chart does not
                                   represent past or future performance of Lord
                                   Abbett Developing Growth Fund.

Report to Shareholders
For the Fiscal Year Ended January 31, 1998


    [PHOTO: Robert S. Dow]

/s/ Robert S. Dow
---------------------------
Robert S. Dow
Chairman

February 5, 1998


"Our criteria...during the period remained focused on reasonably priced stocks of companies with long-term potential..."

                               Lord Abbett Developing Growth Fund completed its fiscal year on January 31, 1998, with net assets of $553 million. Below is an overview of class-specific data for the period.

                                                    Fiscal Year Ended 1/31/98
--------------------------------------------------------------------------------
                    Class A     Class B   Class C     Class P        Class Y
                                                     (1/5/98       (12/30/97
                                                    to 1/31/98)*   to 1/31/98)*
--------------------------------------------------------------------------------
Net asset value      $14.27     $14.12     $14.13      $14.26        $14.27
Capital gains        $ 1.59     $ 1.57     $ 1.57      $    -        $    -
Total return**       +24.4%     +23.5%     +23.6%       -0.8%+        +1.1%+

                               Throughout the period, your Fund continued its strategy of identifying and investing in unique companies that we believe offer good long-term earnings prospects. Our emphasis on fundamental research proved most beneficial, as the financial markets have demonstrated little tolerance for earnings shortfalls. Furthermore, the market's overfocus on these short-term earnings disappointments provided buying opportunities for your Fund's management team.

                               While the sector allocation of your portfolio continues to be well diversified, there was a slight overweighting in the energy and software sectors, where we found many of our strongest performers. Our criteria for stock-picking during the period remained focused on reasonably priced stocks of companies with long-term potential, and away from the high-multiple momentum stocks of very fast-growing companies. While these fast-growing companies frequently made headlines during the past year, they did not always offer the long-term stock price appreciation potential our management team seeks.

                               Our outlook for 1998 is for economic growth to slow to 2%-21/2%, with inflation likely to remain moderate. We are encouraged by the belief that many of our holdings will continue to experience growth, albeit in a slowing economy, due to the unique nature of the products and services they provide. Furthermore, we believe that changes in tax laws lowering capital gains tax rates are encouraging to the growth arena in general, and particularly, the small-cap marketplace.

                               Our long-term outlook for the Fund remains positive given our economic forecasts, and the fact that the portfolio is largely composed of proven businesses with outstanding opportunities to grow.

                               Thank you for your continued confidence in Lord Abbett Developing Growth Fund. We look forward to maintaining our relationship in the coming years and helping you achieve your financial goals.

                             * Commencement of offering respective Class shares.
                            ** Total return shown is the percent change in net
                               asset value, assuming the reinvestment of all distributions.
                             + Not annualized.

                               Focus on...Performance

                               The Benefits of Long-Term Investing
                               For over 20 years, Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of small company stocks. During this period, Developing Growth Fund shareholders realized returns well above inflation.

                               Growth of a $100,000 Fund Investment:
                               2/1/78-1/31/98

                                [GRAPHIC OMITTED]

                               The Fund's results reflect the reduced sales charge of 3.75% applicable to Class A share investments of $100,000. For the Fund investment, both dividends and capital gains were reinvested.

                               The Fund Versus the Benchmarks
                               As shown in the charts below, over the last 3- and 5-year periods ended 1/31/98, Lord Abbett Developing Growth Fund consistently outperformed the Lipper Average of Small Cap Funds (a benchmark consisting of funds that invest primarily in companies with market capitalizations less than $1 billion).* Furthermore, over these periods, the Fund outpaced large company stocks (as measured by the unmanaged S&P 500 Index). Historically, small companies have experienced wider swings in earnings and stock prices than large companies. While there is no assurance of the Fund's future performance or that this pattern will continue, historically, long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover).

                               Impressive Total Returns


   [The following table was depicted as a bar chart in the printed material.]

                                   Lipper Average of        Unmanaged S&P
                  The Fund         Small Cap funds          500 Index
                  --------         ---------------          ---------

      3 Years        33.9%               22.7%                 30.5%
      5 Years        21.1%               15.8%                 20.3%

                               Returns represent the percent change in net asset value for Class A shares over the 3- and 5-year periods ended 1/31/98 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.

                             * Lipper Analytical Services, Inc. tracks and
                               reports on the performance of mutual funds based on total returns (i.e., changes in net asset value, including reinvestment of distributions).

                               Focus on...Small, Growing Companies

                               The Fund seeks to invest in companies that have passed through the initial, formative years and are in the "developing growth" phase. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies may offer better opportunity for appreciation over the long term. The stock prices of these companies can fluctuate sharply, which is why owning an actively-managed portfolio, such as Lord Abbett Developing Growth Fund, makes sense for investors who want to participate in the aggressive growth potential of small companies with the benefits of diversification and experienced management. The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.

                               Four Phases of Business Growth

                                [GRAPHIC OMITTED]

                               Invest in the Future...Today

                               One hundred years ago, if you wanted to go from San Francisco to Paris, you would have had to travel first by train to New York, then board a ship to France, and then another train to Paris. This could take up to two weeks.

                               Today, you could jet directly from San Francisco to Paris in 10 hours, or travel faster than the speed of sound aboard an SST. Of course, you could also take a train, hop a bus or take a scenic drive cross-country before boarding a transatlantic flight--or cruise ship--to any major European destination.

                               Times have changed. We all have more choices than ever before. This applies to transportation, as well as technology, education, medical and health care, communications, retail purchasing, entertainment and business.

                               To keep pace with the rapidly changing world around us, Lord Abbett Developing Growth Fund attempts to invest in companies that are leaders in their fields, innovators, choice-makers. These small, growing companies often are creating products and services that will offer choices to fit all our different lifestyles and needs.

                               Investing in Lord Abbett Developing Growth Fund is investing in the future. Invest in the future, today.

                               Portfolio
                               Manager
                                   Profile

                                 [PHOTO: Stephen J. McGruder]

                               Stephen J. McGruder
                               Senior Portfolio Manager
                               Lord Abbett Developing
                               Growth Fund

                               Stephen J. McGruder, Senior Portfolio Manager and Executive Vice President of Lord Abbett Developing Growth Fund, joined the Firm in 1995. His prior experience includes: Vice President and Portfolio Manager of Wafra Investment Advisory Group, Vice President and Portfolio Manager of The Portfolio Group (Chemical Bank), Vice President and Portfolio Manager of Surveyor Fund with Alliance Capital, which was the successor to
                               F. Eberstadt & Co., where he was also Vice
                               President of Chemical Fund.

                               Mr. McGruder earned a BS in Chemistry from Stanford University and a BA in Business Economics from Claremont McKenna College. He is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1969.

                               Important Information

                               Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Lord Abbett Developing Growth Fund invests in the securities of small-cap companies. Small-cap companies typically have a higher risk of failure, and such companies' securities historically have experienced a greater degree of illiquidity and market volatility, than large-cap companies and their securities.

                               Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The S&P 500 is an unmanaged index consisting of the common stocks of the 500 domestically-traded companies with the largest market capitalizations and is widely followed by the investment community. Performance figures for the unmanaged S&P 500 do not reflect deduction of transaction costs or management fees. An investor cannot invest directly in an index, such as the S&P 500. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

      Statement of Net Assets
      January 31, 1998

      Investments                                                                                             Shares   Market Value
===================================================================================================================================
Investments in Common Stocks 95.43%
===================================================================================================================================
Business Equipment
and Supplies .41%

      General Binding Corp., Northbrook, IL-The leading vendor of office binding and laminating
      systems and related supplies                                                                              73,000  $ 2,258,438
------------------------------------------------------------------------------------------------------------------------===========
Business Services 8.67%

     *ATC Communications Group, Inc., Dallas, TX-Provides inbound and outbound contract
      telemarketing services to a variety of companies in various industries                                 1,014,900    1,807,791

     *Butler International Inc., Montvale, NJ-Provides skilled engineers and technical personnel
      on a contract basis in various industries                                                                308,000    5,390,000

      Computer Task Group Inc., Buffalo, NY-Provides computer-related professional services to
      commercial clients, including systems analysis, programming and design projects                          120,000    4,500,000

     *Employee Solutions Inc., Phoenix, AZ-A leading provider of employee payroll,
      human resources and benefits outsourcing services                                                        200,000      987,500

      G & K Services, Inc., Class A, Minneapolis, MN-A lessor of work garments and related
      textile products                                                                                         145,000    6,126,250

     *Labor Ready, Inc., Tacoma, WA-Provides temporary workers to the light industrial, construction
      and small business markets in 40 states and Canada                                                       100,000    2,012,500

      M/A/R/C Inc., Irving, TX-Offers market research, database marketing and counseling services
      to companies in the pharmaceutical, retailing, telecommunications and financial services markets         190,500    3,405,187

      McGrath Rent Corp., San Leandro, CA-A lessor of relocatable modular offices and electronic
      test equipment                                                                                           550,000   11,618,750

     *Precision Response Corp., Miami, FL-A full-service provider of telephone-based customer
      service and marketing solutions on an outsourced basis                                                   250,000    2,437,500

     *Professional Staff plc Sponsored ADS, London, UK-An international staffing company specializing
      in high-level medical placement                                                                          148,500    2,654,437

     *SOS Staffing Services, Inc., Salt Lake City, UT-Offers a full range of staffing services through its
      87 offices nationwide                                                                                    175,000    3,106,250

     *TeleTech Holdings, Inc., Denver, CO-Provides customer care management solutions to
      Fortune 500 and international companies                                                                  150,000    1,425,000

     *Trident International, Inc., Brookfields, CT-Designs, manufactures and markets a proprietary
      impulse inkjet technology to industrial OEMS worldwide                                                   169,000    2,429,375

      Total                                                                                                              47,900,540
------------------------------------------------------------------------------------------------------------------------===========
Capital Equipment 1.22%

      IFR Systems, Inc., Wichita, KS-A designer, manufacturer and marketer of electronic test instruments      175,000    2,821,875

     *LeCroy Corp., Chestnut Ridge, NY-Develops, manufactures and markets principally
      high-performance digital oscilloscopes and related products                                               95,500    2,292,000

     *Ultratech Stepper Inc., Santa Clara, CA-A manufacturer of photolithography equipment that
      reduces the production cost of integrated circuits                                                        80,000    1,640,000

      Total                                                                                                               6,753,875
      ------------------------------------------------------------------------------------------------------------------===========

      Statement of Net Assets
      January 31, 1998

      Investments                                                                                             Shares   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Communications 3.74%

     *Active Voice Corp., Seattle, WA-Develops PC-based call processing systems and computer
      telephone integration products                                                                           130,000  $ 1,511,250

      Educational Development Corp., Tulsa, OK-A marketer of non-fiction, instructional children's
      books for retail trade outlets, home party plans, and public and school libraries                        133,000      665,000

     *IWERKS Entertainment Inc., Burbank, CA-A creator of interactive "virtual reality" systems
      and attractions                                                                                          510,000    1,338,750

     *Lancit Media Entertainment Ltd., New York, NY-Acquires, develops and produces movies and
      television programs for children and family audiences                                                    290,000      362,500

     *Orbital Sciences Corp., Dulles, VA-A space and information systems company that designs, manufactures, operates and markets a broad range of affordable space-technology products and
      satellite-based services                                                                                 506,000   16,824,500

      Total                                                                                                              20,702,000
------------------------------------------------------------------------------------------------------------------------===========
Computer Software
and Services 18.46%

     *Accelr8 Technology Corp., Denver, CO-A provider of tools and services for year 2000 compliance
      and for the conversion of Digital VAX/VMS legacy systems to client/server environments                   250,000    5,812,500

     *Allin Communications Corp., Pittsburgh, PA-Provides customized interactive television digital
      imaging and other communications and media services                                                      250,000    1,187,500

    *+Alphanet Solutions, Inc., Cedar Knolls, NJ-Provides information technology products, services
      and support                                                                                              455,000    6,370,000

     *Alydaar Software Corp., Charlotte, NC-A software re-engineering company specializing in
      year 2000 services                                                                                       165,000    3,031,875

     *Best Software Inc., Reston, VA-A leading provider of asset, human resources and payroll
      management software solutions for middle market businesses                                                75,100    1,004,463

     *CACI International Inc., Class A, Arlington, VA-Provides information technology products and
      services including the development and integration of systems, software and simulation products          120,000    2,550,000

     *CMG Information Services, Inc., Andover, MA-Invests in and integrates Internet, interactive
      media and database technologies                                                                           80,000    2,900,000

     *Caere Corp., Los Gatos, CA-A world leader in optical character recognition technology and a
      leading developer of desktop forms processing and document management products                           300,000    3,000,000

     *Claremont Technology Group, Inc., Beaverton, OR-Provides custom and pre-packaged business
      solutions to benefits services, communications, financial services, manufacturing and utilities          208,000    2,392,000

     *Cognicase Inc., Montreal, Canada-Provides automated software maintenance solutions that enable organizations to convert their computer systems; developed "Cogni-2000," a year 2000
      conversion software product                                                                              349,400    4,323,825

     *Complete Business Solutions, Inc., Farmington Hills, MI-A leading provider of information
      technology services to large and mid-size organizations                                                   80,000    3,695,000

     *Computer Learning Centers, Inc., Fairfax, VA-Provides education and training for computers
      and information technology                                                                               338,000   11,513,125

     *GSE Systems, Inc., Columbia, MD-A designer, developer and supplier of high-fidelity, real-time
      simulation software and services                                                                          41,000       92,250

     *Information Management Resources, Inc., Clearwater, FL-A leading provider of application
      software outsourcing and year 2000 services worldwide                                                    500,000   18,250,000

     *INTERSOLV, Inc., Rockville, MD-A leading provider of open client/server software solutions available for object-oriented development, enterprise client/server development, software
      configuration management and data warehousing                                                            220,000    3,932,500

     *Landmark Systems Corp., Vienna, VA-Recognized leader in performance management
      software for both mainframe and client/server computing environments                                     530,000    4,968,750

     *Mastech Corporation, Oakdale, PA-Provides information technology services worldwide                      125,000    4,664,063

     *Mercury Interactive Corp., Sunnyvale, CA-A developer and marketer of client/server testing
      and quality assurance software                                                                           110,000    3,217,500

     *Micro Focus Group plc ADS, Newbury Berkshire, UK-Develops and markets software tools                      40,000    1,820,000

     *Phoenix Tech Ltd., San Jose, CA-The world's largest supplier of standards-based compatibility
      software to the PC industry                                                                              185,000    2,220,000

     *Radisys Corp., Hillsboro, OR-Designs and produces embedded computer solutions used by OEMs
      in various automation equipment industries                                                                85,000    2,975,000

     *SCB Computer Technology Inc., Memphis, TN-Provides information technology management technical services, including systems consulting services, outsourcing, professional staffing services,
      telecommunications consulting and year 2000 consulting                                                    15,400      257,950

     *Smallworldwide plc ADS, Cambridge, UK-Develops, markets and supports client/server
      software for the spatial design, engineering and management of complex physical networks                  85,000    2,018,750

     *The Learning Company, Inc., Cambridge, MA-A leading provider of consumer software                        400,000    6,200,000

     *Topro, Inc., Denver, CO-A systems integrator that provides software applications,
      system design and configuration in the manufacturing process control industry                            315,000    1,890,000

      Statement of Net Assets
      January 31, 1998

      Investments                                                                                             Shares   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
     *Viasoft Inc., Phoenix, AZ-Provides business solutions, consisting of integrated technology and
      specialized professional consulting services                                                              60,000  $ 1,811,250

      Total                                                                                                             102,098,301
------------------------------------------------------------------------------------------------------------------------===========
Consumer Products 7.65%

     *Advanced Lighting Technologies, Inc., Twinsburg, OH-Designs, markets and manufactures metal
      halide lighting products, including lamps, lamp components and lamp production equipment                 150,000    3,506,250

     *Armor Holdings, Inc., Jacksonville, FL-Worldwide manufacturer and distributor of products and
      services for the law enforcement, military and security markets                                          385,000    4,138,750

     *Beringer Wine Estates Holdings, Inc., Class B, St. Helena, CA-Produces California varietal
      table wines                                                                                               40,000    1,615,000

     *Dreyer's Grand Ice Cream, Inc., Oakland, CA-Ice cream manufacturer and distributor                       200,000    4,600,000

    *+Kroll-O'Gara Company, Fairfield, OH-A leading provider of vehicle armoring systems for
      military, commercial and governmental clients worldwide                                                  385,000    6,569,062

      Matthews International Corp., Class A, Pittsburgh, PA-A leading designer, manufacturer and
      marketer of custom-made identification products                                                          175,000    7,492,187

     *Net.Bank Inc., Atlanta, GA-Provider of banking services over the Internet                                 65,000      966,875

     *Northland Cranberries Inc. Class A, Wisconsin Rapids, WI-Grows cranberries through its properties in central and northern Wisconsin and Massachusetts, and manufactures and markets a branded
      line of juice products                                                                                   108,000    1,458,000

     *Polymer Group Inc., North Charleston, SC-Major global manufacturer of non-woven materials                 71,800      713,513

     *Robert Mondavi Corp. Class A, Oakdale, CA-Provides and markets wines                                      60,000    2,171,250

     *Rock of Ages Corp., Graniteville, VT-An integrated granite quarrier, manufacturer and distributor         31,000      488,250

     *Security First Network Bank, Atlanta, GA-An FDIC-insured financial institution that executes
      traditional banking services over the Internet                                                           365,000    3,672,813

     *Steiner Leisure, Ltd., Nassau, Bahamas-Provides spa services aboard criuse ships worldwide                75,000    2,343,750

      The Marquee Group Inc., New York, NY-Provides comprehensive management, marketing, sales, consulting and production services to sports and entertainment-related businesses, events,
      athletes, broadcasters, journalists and executives                                                       200,000      887,500

      The York Group, Inc., Houston, TX-Manufactures metal and hardwood caskets and casket
      components                                                                                                75,000    1,706,250

      Total                                                                                                              42,329,450
------------------------------------------------------------------------------------------------------------------------===========
Data Processing Equipment
and Components 1.46%

     *Advanced Digital Information Corp., Redmond, WA-A leading provider of automated data
      libraries for computer network and workstation markets                                                    68,800    1,191,100

     *Ampex Corp., Class A, Redwood City, CA-A leading innovator in the fields of magnetic
      recording image processing and high-performance digital storage                                          870,000    2,664,375

     *Micros Systems Inc., Beltsville, MD-Designs, manufactures and markets point-of-sale electronic
      information systems and related peripheral equipment and software                                         70,000    3,683,750

      Storage Computer Corp., Nashua, NH-A leading worldwide provider of high-performance
      storage systems                                                                                           65,000      520,000

      Total                                                                                                               8,059,225
------------------------------------------------------------------------------------------------------------------------===========
Drugs/Pharmaceuticals 1.21%

     *ICOS Corporation, Bothell, VA-A bio-pharmaceutical company that develops medications for the
      treatment of chronic inflammatory diseases                                                               123,500    1,983,719

     *Kos Pharmaceuticals, Inc., Miami, FL-Develops prescription pharmaceutical products for the
      treatment of certain chronic cardiovascular and respiratory diseases                                     390,000    4,728,750

      Total                                                                                                               6,712,469
------------------------------------------------------------------------------------------------------------------------===========
Electronic Components 7.94%

     *ADFlex Solutions, Inc., Chandler, AZ-A leading supplier of flexible circuits                            165,000     2,722,500

     *Altron Inc., Wilmington, MA-A manufacturer of electronic interconnect products employing
      printed circuit technology                                                                               169,500    2,341,219

      Analogic Corp., Peabody, MA-A leading manufacturer of high precision medical and industrial,
      diagnostic and measurement instruments and equipment                                                      60,000    2,160,000

     *Ault Inc., Minneapolis, MN-The largest independent manufacturer of external power
      conversion products                                                                                      180,000    1,023,750

     *Chicago Miniature Lamp, Inc., Canton, MA-Manufactures and distributes a variety
      of miniature lighting products                                                                            90,400    3,435,200

     *Computer Products, Inc., Boca Raton, FL-A manufacturer of power supplies and
      measurement control systems for industrial equipment                                                     380,000    9,167,500

      Dallas Semiconductor Corporation, Dallas, TX-Develops, manufactures and markets
      complementary metal oxide silicon integrated circuits and semiconductor-based subsystems                  66,200    3,127,950

     *Merix Corp., Forest Grove, OR-Manufacturer of interconnect solutions for use in sophisticated
      electronic equipment                                                                                      65,000      893,750

      Statement of Net Assets
      January 31, 1998

      Investments                                                                                             Shares   Market Value
===================================================================================================================================
      Molex, Inc. Class A, Lisle, IL-Designs, manufactures and distributes electrical and electronic devices   200,390  $ 5,285,286

     *PMC-Sierra Inc., San Jose, CA-Supplies integrated circuits for the PC and communications markets          50,000    1,700,000

      Technitrol Inc., Trevose, PA-A worldwide manufacturer of electronic components, electrical
      contacts and assemblies, thermostatic and clad-metal materials and components and related items          375,000   12,070,312

      Total                                                                                                              43,927,467
------------------------------------------------------------------------------------------------------------------------===========
Electronics 3.78%

     *Plantronics, Inc., Santa Cruz, CA-Leading supplier of communication headset products and
      services to users and providers worldwide                                                                524,000   20,894,500
------------------------------------------------------------------------------------------------------------------------===========
Energy 11.74%

     *American Oilfield Divers Inc., Houston, TX-Provides subsea services and related products to the
      oil and gas industries                                                                                   255,000    2,868,750

     *Core Laboratories N.V., Amsterdam, The Netherlands-A provider of petroleum reservoir
      analysis and environmental testing                                                                       328,000    6,478,000

     *Dailey International Inc., Conroe, TX-Provides directional drilling services and designs, manufactures and rents technologically-advanced downhole tools for oil and gas drilling and
      workover applications                                                                                    275,000    2,182,812

     *Dawson Geophysical Co., Midland, TX-A provider of seismic data services to oil and gas drillers          170,000    2,677,500

     *Dawson Production Services, Inc., San Antonio, TX-Provides a range of workover, liquid and
      production services for oil and gas wells in Texas and Louisiana                                         377,600    5,003,200

    *+Edge Petroleum Corp., Houston, TX-An oil and gas exploration company                                     530,700    5,804,531

     *Friede Goldman International Inc., Jackson, MS-An oilfield services provider primarily to
      offshore contractors that drill for oil and gas companies throughout the world                           110,000    3,018,125

     *Gulf Island Fabrication Inc., Houma, LA-Designs offshore drilling and production platforms
      used in the development and production of offshore oil and gas reserves                                  110,000    2,303,125

     *Harken Energy Corp., Irving, TX-An oil and gas exploration and production company that
      explores for and conducts production activities in the Four Corners area of the southwest              1,122,200    7,574,850

     *Mallon Resources Corp., Denver, CO-A Denver-based oil and gas exploration and
      production company with operations primarily in the Delaware and San Juan Basins of New Mexico           100,000      787,500

     *Nuevo Energy Co., Houston, TX-An independent oil and gas company, engaged primarily in
      the acquistion, development, production and exploration of oil and gas properties                         40,000    1,465,000

     *OYO Geospace Corporation, Houston, TX-Designs, manufactures and markets on a worldwide basis instruments and equipment used by the oil and gas industry in the acquisition and
      processing of seismic data                                                                                52,000      929,500

     *Seitel Inc., Houston, TX-An operator of a seismic database and a provider of corollary
      geophysical services to the petroleum industry                                                           200,000    2,787,500

     *Stone Energy Corp., Lafayette, LA-An independent oil and gas company that acquires
      and exploits oil and gas producing properties located primarily in the Gulf Coast Basin                  120,000    3,885,000

     *Superior Energy Services, Inc., Belle Chasse, LA-Provider of oilfield products and services in
      the Gulf of Mexico                                                                                       385,000    3,080,000

     *Trico Marine Services Inc., Houma, LA-Provides a broad range of marine support services to companies in the oil and gas industry conducting offshore exploration, production and
      construction operations                                                                                  235,000    3,906,875

     *Veritas DGC Inc., Houston, TX-Provides seismic data acquistion and processing services on a
      worldwide basis to the petroleum industry                                                                 46,000    1,699,125

      Vintage Petroleum Inc., Tulsa, OK-Independent energy company engaged in the exploitation
      and development of oil and gas properties                                                                482,000    8,495,250

      Total                                                                                                              64,946,643
------------------------------------------------------------------------------------------------------------------------===========
Environmental Services
and Equipment .36%

      Met-Pro Corp., Harleysville, PA-A manufacturer of environmental treatment systems, specialty
      pumps and filtration equipment                                                                           128,340    1,989,270
------------------------------------------------------------------------------------------------------------------------===========
Industrial and
Capital Goods 2.65%

     *Flow International Corp., Kent, WA-Designs, manufactures and sells ultra-high pressure
      waterjets for cutting metallic and non-metallic materials                                                160,000    1,560,000

      JLG Industries, Inc., McConnellsburg, PA-A leading manufacturer of self-propelled aerial
      work platforms                                                                                           255,000    3,426,563

      Kuhlman Corp., Savannah, GA-Manufactures electrical and industrial products                               60,000    2,392,500

     *Park-Ohio Industries, Inc., Cleveland, OH-Manufactures plastic containers for food products and
      industrial products for the airline, automotive, rail and trucking industries                            280,000    4,830,000

     *Superior Services Inc., West Allis, WI-Provides solid waste collection, transfer, recycling and
      disposal to customers primarily in Wisconsin and parts of Minnesota, Illinois and Michigan                30,000      798,750

     *UTILX Corporation, Kent, WA-Installs, replaces and renovates underground utilities with
      "Flowmole," "Revalt" and "CableCure" services                                                            250,000    1,671,875

      Total                                                                                                              14,679,688
      ------------------------------------------------------------------------------------------------------------------===========

      Statement of Net Assets
      January 31, 1998

      Investments                                                                                             Shares   Market Value
===================================================================================================================================
Measurement and
Control Systems 3.79%

     *Dionex Corp., Sunnyvale, CA-A manufacturer of analytical instruments                                      40,000   $2,200,000

      Fluke Corp., Everett, WA-Designs and sells electronic test and measurement instruments
      and systems                                                                                              148,200    3,445,650

     *Identix Inc., Sunnyvale, CA-A leading designer, developer, manufacturer and marketer of products for the capture and comparison of fingerprints for security, anti-fraud, law enforcement and
      other applications                                                                                       200,000    1,962,500

     *In Focus Systems, Inc., Wilsonville, OR-Manufactures and markets liquid crystal displays that
      allow personal computer information to be displayed on overhead projections                              250,000    8,312,500

     *LTX Corp., Westwood, MA-A supplier of linear, digital, mixed-signal and discrete semiconductor
      test equipment                                                                                           563,000    2,920,563

     *Thermedics Detection Inc., Chelmsford, MA-Develops, manufactures and markets high-speed
      systems used for product quality assurance in a variety of industrial processes                           98,900      853,012

      X-Rite, Inc., Grandville, MI-A developer, manufacturer and marketer of instruments for color
      measurement and control                                                                                   82,500    1,278,750

      Total                                                                                                              20,972,975
------------------------------------------------------------------------------------------------------------------------===========
Medical/Health Care 6.54%

      Arrow International, Inc., Reading, PA-Supplies disposable catheters and related clinical products       120,000    4,560,000

     *ATS Medical Inc., Minneapolis, MN-Manufactures and markets a pyrolytic carbon bileaflet
      mechanical heart valve                                                                                   300,000    1,856,250

     *Hologic, Inc., Waltham, MA-Manufacturer of x-ray systems                                                 415,000    8,040,625

      Life Technologies, Inc., Gaithersburg, MD-A supplier of products for life science research and
      biotechnology manufacturing                                                                              135,000    4,387,500

     *Maxxim Medical Inc., Sugarland, TX-Develops, manufactures and distributes physical therapy
      equipment and disposable hospital products                                                               259,000    5,892,250

     *Orthofix International N.V., New York, NY-International corporation that develops innovative products in the medical device market; a leading producer of external fixation devices, limb
      lengthening and bone reconstruction equipment                                                            267,200    3,273,200

     *Ostex International Inc., Seattle, WA-Develops products used in the diagnosis of osteoporosis, osteoarthritis and other skeletal diseases caused by the breakdown of bone, cartilage and other
      connective tissue                                                                                        310,000      799,219

     *Physio-Control International Corporation, Redmond, WA-Designs, manufactures, markets and services an integrated line of non-invasive emergency cardiac defibrillator and vital sign assessment
      devices, disposable electrodes and data management software                                              210,000    3,701,250

     *Protocol Systems Inc., Beaverton, OR-Designs, manufactures and markets patient monitoring
      instruments and systems                                                                                  307,400    2,651,325

     *Thermedics Inc., Waltham, MA-Develops, manufactures and markets explosive and
      drug-detection devices, product quality assurance systems and other biomedical products                   65,000      991,250

      Total                                                                                                              36,152,869
------------------------------------------------------------------------------------------------------------------------===========
Medical Services 4.47%

     *Counsel Corp., Toronto, Canada-A management and business development company that
      operates within the health and real estate sectors                                                       350,000    4,878,125

    *+Health Care Service Group, Inc., Huntingdon Valley, PA-Provides operational services to
      nursing home and retirement complexes                                                                    418,900    5,864,600

      Hooper Holmes, Inc., Basking Ridge, NJ-Provider of health information to the insurance industry          460,000    6,670,000

     *Horizon Health Corp., Denton, TX-A manager of mental health programs for general acute
      care hospitals in the U.S.                                                                               255,000    5,418,750

     *Matria Healthcare Inc., Marietta, GA-Provides obstetrical homecare and maternity management
      services to HMOs, indemnity carriers and employers                                                       200,000      975,000

     *Ovid Technologies Inc., New York, NY-Provides electronic information retrieval services to the
      biomedical, healthcare and academic markets                                                                8,500       88,187

     *Physician Computer Network, Inc., Morris Plains, NJ-Develops and markets highly functional
      practice management and clerical information software products for physician practices                   200,000      825,000

      Total                                                                                                              24,719,662
------------------------------------------------------------------------------------------------------------------------===========
Miscellaneous 1.35%

     *Catellus Development Corp., San Francisco, CA-An owner, developer and manager of real
      estate assets                                                                                            300,000    5,681,250

      Crossmann Communities Inc., Indianapolis, MN-Single-family home builders in the midwest                   76,000    1,786,000

      Total                                                                                                               7,467,250
      ------------------------------------------------------------------------------------------------------------------===========

      Statement of Net Assets
      January 31, 1998

                                                                                                             Shares or
      Investments                                                                                     Principal Amount  Market Value
====================================================================================================================================
Retail 9.99%

     *Amazon.Com, Inc., Seattle, WA-Retails books over the Internet                                             30,000   $1,770,000

     *Ames Department Stores, Inc., Rocky Hill, CT-The nation's fifth largest discount department
      store chain, with 303 stores in 14 northeastern states                                                   650,000    9,343,750

     *CellStar Corp., Carrollton, TX-An integrated wholesale distributor and retailer of cellular
      telephones and related products                                                                          475,000    9,440,625

     *Kenneth Cole Productions, Inc., New York, NY-Develops, sources and markets a broad range
      of footware, handbags and accessories                                                                    230,000    3,910,000

     *Meadowcraft Inc., Birmingham, IL-Produces and markets casual outdoor furniture and
      wrought iron consumer products under the brand names "Plantation Patterns" and "Salterini"               150,000    1,593,750

     *New West Eyeworks, Inc., Tempe, AZ-A specialty retailer of eyeware                                       140,000    1,120,000

     *Play by Play Toys & Novelties, Inc., San Antonio, TX-Designs, develops, markets and distributes stuffed toys and sculpted toy pillows based upon its licenses for children's entertainment characters, corporate trademarks and non-licensed stuffed toys, including "Play*Faces" toy pillows based on
      Walt Disney, Time Warner's "LOONEY TUNES" and Marvel Entertainment characters                            200,000    3,800,000

     *Quiksilver, Inc., Costa Mesa, CA-Designs, arranges manufacture and distributes casualwear, snowboardwear and swimwear for young men, boys and juniors under the "Quiksilver" label,
      and junior swimwear and sportswear under the "Raisin" label                                              140,000    4,375,000

     *Sirena Apparel Group, Inc., South El Monte, CA-Designs, manufactures and markets branded and
      private label swimwear and resortwear for each principal segment of the women's market                   230,000      862,500

     *Stage Stores, Inc., Houston, TX-Owns and operates apparel stores primarily in the
      central region of the U.S.                                                                               220,000    8,531,875

     *Tarrant Apparel Group, Los Angeles, CA-Designs, merchandises and manufactures casual,
      moderately-priced apparel                                                                                303,500    4,931,875

     *Timberland Company, Stratham, NH-Designs, engineers, markets and sells footwear and apparel               60,000    3,495,000

     *Toymax International Inc., Plainview, NY-Creates, designs, develops and markets children's
      activity and action toys, including "Creepy Crawlers," "Talking Tina" and "Laser Challenge"              237,200    2,045,850

      Total                                                                                                              55,220,225
      ------------------------------------------------------------------------------------------------------------------===========
      Total Investments in Common Stocks (Cost $382,106,656)                                                            527,784,847
===================================================================================================================================
Other Assets, Less Liabilities 4.57%
===================================================================================================================================
Short-Term Investments

      American Express Credit Corp. 5.58% due 2/2/1998                                                         24,000M   24,000,000

      Ford Motor Credit Co. 5.46% due 2/2/1998                                                                  2,000M    2,000,000

      Total Short-Term Investments (Cost $26,000,000)                                                                    26,000,000
------------------------------------------------------------------------------------------------------------------------===========
Cash                                                                                                                      1,258,945
------------------------------------------------------------------------------------------------------------------------===========
Receivable for:

      Capital stock sold                                                                                                  7,629,891
      Securities sold                                                                                                       905,559
      Dividends                                                                                                              34,225
      Interest                                                                                                                8,050
      Other                                                                                                                   3,989
      Total Other Assets                                                                                                 35,840,659
------------------------------------------------------------------------------------------------------------------------===========
Payable for:

      Capital stock reacquired                                                                                              565,098
      Securities purchased                                                                                                9,412,670
      Other                                                                                                                 561,452
      Total Liabilities                                                                                                  10,539,220
------------------------------------------------------------------------------------------------------------------------===========
      Total Other Assets, Less Liabilities                                                                               25,301,439
===================================================================================================================================
Net Assets 100.00%                                                                                                     $553,086,286
===================================================================================================================================
      Class A Shares-Net asset value ($456,716,309 / 32,001,170 shares outstanding)                                          $14.27
      Class B Shares-Net asset value ($62,096,754 / 4,397,867 shares outstanding)                                            $14.12
      Class C Shares-Net asset value ($33,622,079 / 2,378,732 shares outstanding)                                            $14.13
      Class P Shares-Net asset value ($647,876 / 45,439 shares outstanding)                                                  $14.26
      Class Y Shares-Net asset value ($3,268 / 229 shares outstanding)                                                       $14.27

      The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are unaudited.
     *Non-income producing.
     +Affiliated company.
      See Notes to Financial Statements.

      Statement of Operations

Investment Income                                                                                       Year Ended January 31, 1998
===================================================================================================================================
Income
      Dividends                                                                                             $  774,529
      Interest                                                                                                 649,121
      Total income                                                                                                      $ 1,423,650
      -----------------------------------------------------------------------------------------------------------------------------
Expenses
      Management fee                                                                                         2,325,894
      12b-1 distribution plan-Class A                                                                          998,221
      12b-1 distribution plan-Class B                                                                          244,235
      12b-1 distribution plan-Class C                                                                          138,510
      12b-1 distribution plan-Class P                                                                              203
      Shareholder servicing                                                                                    681,838
      Reports to shareholders                                                                                  138,545
      Directors                                                                                                 15,340
      Registration                                                                                              59,839
      Professional                                                                                              63,181
      Other                                                                                                      8,847
      Total expenses                                                                                                      4,674,653
      -----------------------------------------------------------------------------------------------------------------------------
      Net investment loss                                                                                                (3,251,003)
      -----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
===================================================================================================================================
Realized gain from investment transactions

      Proceeds from sales                                                                                  136,214,256

      Cost of investments sold                                                                              87,700,064
      -----------------------------------------------------------------------------------------------------------------------------
      Net realized gain                                                                                     48,514,192
      -----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation of investments                                                                      36,271,007
===================================================================================================================================
Net realized and unrealized gain on investments                                                                          84,785,199
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                    $81,534,196
===================================================================================================================================

      See Notes to Financial Statements.


      Statements of Changes in Net Assets

                                                                                                             Year Ended January 31,
Increase (Decrease) in Net Assets                                                                                 1998         1997
===================================================================================================================================
Operations
      Net investment loss                                                                                $  (3,251,003) $(1,805,761)

      Net realized gain from investment transactions                                                        48,514,192   41,698,179

      Net unrealized appreciation of investments                                                            36,271,007   22,855,477

      Net increase in net assets resulting from operations                                                  81,534,196   62,747,895
      -----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:

      Class A                                                                                              (43,360,087) (37,450,454)

      Class B                                                                                               (3,522,191)    (528,216)

      Class C                                                                                               (2,197,511)    (352,262)

      Total                                                                                                (49,079,789) (38,330,932)
      -----------------------------------------------------------------------------------------------------------------------------

Capital share transactions:

      Net proceeds from sales of shares                                                                    242,730,868  125,237,965

      Net asset value of shares issued in reinvestment of net investment income and realized
      gain from investment transactions                                                                     46,570,050   36,371,582

      Total                                                                                                289,300,918  161,609,547
      -----------------------------------------------------------------------------------------------------------------------------
      Cost of shares reacquired                                                                            (99,027,207) (53,270,295)
      -----------------------------------------------------------------------------------------------------------------------------
      Increase in net assets derived from capital share transactions                                       190,273,711  108,339,252
      -----------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                     222,728,118  132,756,215
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets

      Beginning of period                                                                                  330,358,168  197,601,953
      -----------------------------------------------------------------------------------------------------------------------------
      End of period (including net investment loss of $62,806 and $271,837, respectively)                 $553,086,286 $330,358,168
      =============================================================================================================================

      See Notes to Financial Statements.

      Financial Highlights

                                                                                                                 Class A Shares
                                                                -------------------------------------------------------------------
                                                                                                          Year Ended January 31,
Per Share Operating Performance:                                   1998           1997         1996          1995          1994
===================================================================================================================================
Net asset value, beginning of year                                $12.80         $11.49       $ 9.58       $10.65        $10.11
-----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations

      Net investment loss                                           (.10)(a)       (.03)        (.02)        (.04)         (.05)

      Net realized and unrealized gain (loss) on investments        3.16           3.12         4.80         (.22)         1.62

      Total from investment operations                              3.06           3.09         4.78         (.26)         1.57
      -----------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain                         (1.59)         (1.78)       (2.87)        (.81)        (1.03)
      -----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $14.27         $12.80       $11.49       $ 9.58        $10.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                    24.38%         28.35%       50.22%       (2.74)%       16.41%
===================================================================================================================================
      Ratios to Average Net Assets:

      Expenses                                                      1.06%          1.10%        1.03%        1.31%         1.34%

      Net investment loss                                           (.72)%         (.67)%       (.52)%       (.38)%        (.51)%
      =============================================================================================================================

                                                                      Class B Shares                          Class C Shares
                                                    -----------------------------------      -------------------------------------
                                                      Year Ended      August 1, 1996(d)       Year Ended      August 1, 1996(d)
                                                     January 31,      to January 31,         January 31,      to January 31,
Per Share Operating Performance:                            1998                1997                1998                1997
==================================================================================================================================
Net asset value, beginning of period                      $12.75              $12.14              $12.75              $12.14
----------------------------------------------------------------------------------------------------------------------------------

      Income (loss) from investment operations

      Net investment loss                                   (.20)(a)            (.05)               (.19)(a)            (.05)

      Net realized and unrealized gain on investments       3.14                2.28                3.14                2.28

      Total from investment operations                      2.94                2.23                2.95                2.23
      ----------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain                 (1.57)              (1.62)              (1.57)              (1.62)
      ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.12              $12.75              $14.13              $12.75
----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                            23.48%              19.43%(c)           23.55%              19.43%(c)
==================================================================================================================================
      Ratios to Average Net Assets:

      Expenses                                              1.76%                .93%(c)            1.71%                .93%(c)

      Net investment loss                                  (1.39)%              (.73)%(c)          (1.34)%              (.73)%(c)
      ============================================================================================================================

                                                                                Class P Shares                  Class Y Shares
                                                                            ------------------------   ----------------------------
                                                                            January 5, 1998(d)            December 30, 1997(d)
                                                                                to January 31,                  to January 31,
Per Share Operating Performance:                                                          1998                            1998
====================================================================================================   ============================
Net asset value, beginning of period                                                    $14.38                          $14.12
----------------------------------------------------------------------------------------------------   ----------------------------
      Income (loss) from investment operations

      Net investment loss                                                                 (.01)(a)                          --(a)(e)

      Net realized and unrealized gain (loss) on investments                              (.11)                            .15

      Total from investment operations                                                    (.12)                            .15
      ----------------------------------------------------------------------------------------------   ----------------------------
Net asset value, end of period                                                          $14.26                          $14.27
----------------------------------------------------------------------------------------------------   ----------------------------
Total Return(c)                                                                           (.83)%                          1.06%
===================================================================================================================================
      Ratios to Average Net Assets(c):

      Expenses                                                                             .08%                            .06%

      Net investment loss                                                                 (.05)%                          (.02)%
      =============================================================================================================================

                                                                                                          Year Ended January 31,
Supplemental Data for All Classes:                                        1998         1997        1996         1995        1994
===================================================================================================================================
      Net assets, end of year (000)                                   $553,086     $330,358    $197,602     $127,579    $143,693

      Portfolio turnover rate                                           33.60%       42.35%      50.12%       17.57%      16.29%

      Average commissions per share paid on equity transactions         $ .049       $ .046      $ .053     $   .059         n/a
      =============================================================================================================================

  (a) Calculated using average shares outstanding during the period.
  (b) Total return does not consider the effects of sales loads.
  (c) Not annualized.
  (d) Commencement of offering respective class shares.
  (e) Amount less than $.01.
      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the Company: (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor llc ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. The total Class A Plan rate for the year was equivalent to an annual rate of 0.26% of the average daily net asset value of the Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $427,557 representing payment of commissions on sales of Class A shares after deducting $2,768,167 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at January 31, 1998 for financial reporting purposes aggregated $1,405,805.

Distributions from net realized gains declared on February 9, 1998 were as follows:

                  Rate per                                           Aggregate
Class                Share                                              Amount
--------------------------------------------------------------------------------
A                    $.048                                          $1,560,145
B                    $.026                                          $  118,251
C                    $.026                                          $   65,140
P                    $.048                                          $    2,871
Y                    $.048                                          $       11
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-895 million shares, Class B-20 million shares, Class C-25 million shares, Class P-30 million shares and Class Y-30 million shares. Paid in capital amounted to $406,065,096 at January 31, 1998. Transactions in shares of capital stock were as follows:

                                                     Year Ended                     Year Ended
                                               January 31, 1998               January 31, 1997
                                 ------------------------------   ----------------------------
Class A                               Shares             Amount           Shares        Amount
---------------------------------------------------------------   ----------------------------
Sales of shares                   10,892,536      $ 154,647,991     8,862,837    $ 114,151,161
Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions                       2,945,604       41,100,136       2,999,455       35,526,973
Total                             13,838,140      195,748,127      11,862,292      149,678,134
----------------------------------------------------------------------------------------------
Shares reacquired                 (6,740,126)     (91,616,719)     (4,153,205)     (52,746,393)

Increase in shares                 7,098,014    $ 104,131,408       7,709,087     $ 96,931,741
----------------------------------------------------------------------------------------------

                                                                  August 1, 1996
                                                               (Commencement of
                                          Year Ended    offering Class B shares)
                                    January 31, 1998        to January 31, 1997
                           -------------------------    ------------------------
Class B                       Shares          Amount      Shares         Amount
----------------------------------------------------    ------------------------
Sales of shares            3,871,210    $ 56,300,946     548,162    $ 6,897,730
Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions                 239,708       3,352,716      43,297        511,339
Total                      4,110,918      59,653,662     591,459      7,409,069
--------------------------------------------------------------------------------
Shares reacquired           (274,101)     (3,816,832)    (30,409)      (389,040)
Increase in shares         3,836,817    $ 55,836,830     561,050    $ 7,020,029
--------------------------------------------------------------------------------

Notes to Financial Statements

                                                                 August 1, 1996
                                                               (Commencement of
                                          Year Ended    offering Class C shares)
                                    January 31, 1998        to January 31, 1997
                           --------------------------  -------------------------
Class C                       Shares          Amount      Shares         Amount
-----------------------------------------------------  -------------------------
Sales of shares            2,131,700    $ 31,125,282     330,830    $ 4,189,074
Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions                 151,286       2,117,198      28,220        333,270
Total                      2,282,986      33,242,480     359,050      4,522,344
-----------------------------------------------------  -------------------------
Shares reacquired           (252,520)     (3,593,656)    (10,784)      (134,862)
Increase in shares         2,030,466    $ 29,648,824     348,266    $ 4,387,482
-----------------------------------------------------  -------------------------

                                      Class P Shares             Class Y Shares
                           --------------------------  -------------------------
                                     January 5, 1998          December 30, 1997
                                    (Commencement of           (Commencement of
                             offering Class P shares)   offering Class Y shares)
                                 to January 31, 1998        to January 31, 1998
                           --------------------------  -------------------------
                                Shares        Amount       Shares        Amount
-----------------------------------------------------  -------------------------
Sales of shares                 45,439      $653,411          229        $3,238

Increase in shares              45,439      $653,411          229        $3,238
-----------------------------------------------------  -------------------------

5. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $253,798,249 and $136,214,256, respectively. As of January 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $145,678,191, of which $180,185,196 related to appreciated securities and $34,507,005 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at January 31, 1998 was substantially the same as the cost for financial reporting purposes.

6. Transactions with Affiliated Companies An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the period with companies which are affiliates are as follows:

                                 Balance of
                                Shares Held             Gross             Gross
Affiliates                    Jan. 31, 1997         Purchases             Sales
--------------------------------------------------------------------------------
Alphanet Solutions, Inc.            240,000           215,000                 -
Edge Petroleum Corp.                      -           530,700                 -
Health Care Service
Group, Inc.                         288,900           130,000                 -
Kroll-O'Gara Company                235,000           150,000                 -
--------------------------------------------------------------------------------

                                 Balance of                     Dividend Income
                                Shares Held             Value   Feb. 1, 1997 to
Affiliates                     Jan. 31,1998     Jan. 31, 1998      Jan 31, 1998
--------------------------------------------------------------------------------
Alphanet Solutions, Inc.            455,000       $ 6,370,000                 -
Edge Petroleum Corp.                530,700         5,804,531                 -
Health Care Service
Group, Inc.                         418,900         5,864,600                 -
Kroll-O'Gara Company                385,000         6,569,062                 -
--------------------------------------------------------------------------------
                                                  $24,608,193                 -
                                                  ------------------------------

7. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at January 31, 1998, under a deferred compensation plan, were $341,000.

8. Line of Credit The Company along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.05% per annum. There were no loans outstanding pursuant to this Facility at January 31, 1998, nor was the Facility utilized at any time during the year.


Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Developing Growth Fund, Inc. as of January 31, 1998, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 25, 1998


Copyright (C) 1998 by Lord Abbett Developing Growth Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

     Investing in the
Lord Abbett
                                 Family of Funds

--------------------------------------------------------------------------------
Growth

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 Income
-----------------------------------------------------------------------------------------------------------------------
Aggressive     Growth Funds   Growth &          Balanced Fund     Income Funds          Tax-Free        Money
Growth Fund                   Income Funds                                              Income Funds    Market Fund
Developing     Alpha Series   Affiliated Fund   Balanced Series   Bond-Debenture        o National      U.S. Government
Growth Fund                                                       Fund                  o California    Securities
               Global Fund-   Growth &                                                  o Connecticut   Money Market
               Equity Series  Income Series                       Global Fund-          o Florida       Fund** +
                                                                  Income Series         o Georgia
               International  Research Fund-                                            o Hawaii
               Series         Large-Cap                           Limited Duration      o Michigan
                              Series                              U.S. Government       o Minnesota
               Mid-Cap                                            Securities Series**   o Missouri
               Value Fund                                                               o New Jersey
                                                                  U.S. Government       o New York
               Research Fund-                                     Securities Series**   o Pennsylvania
               Small-Cap                                                                o Texas
               Series*                                            World Bond-           o Washington
                                                                  Debenture Series

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Developing Growth Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your invest-ment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature: 800-874-3733

For More Information: 800-426-1130

Visit Our Web Site:
http://www.lordabbett.com

* Lord Abbett will close Lord Abbett Research Fund-Small-Cap Series to new investors on April 9, 1998. For more information, call Lord Abbett Distributor LLC at 800-426-1130.

**An investment in this Fund is neither insured nor guaranteed by the U.S.
  Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.


[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing


LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------          LADG-2-198
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (3/98)